                                                                   EXHIBIT 10-37


          LONG-TERM INCENTIVE PLAN DESIGN
          PROPOSAL
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          -  Re-balance delivery vehicles to:

              -50% performance shares

              -50% stock options

          -  For stock option grants, change FY2000 and FY2001 vesting to:

              -Year One:          50%

              -Year Two:          20%

              -Year Three:        20%

              -Year Four:         10%


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



         LONG-TERM INCENTIVE PLAN DESIGN
         PROPOSAL--CONTINUED
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         - For performance shares, change drivers and weightings to:

              -TSR (vs. Dow Utility Group)        50%

              -Earnings Growth                    25%

              -Employee Satisfaction              15%

              -INPO                               10%

          - Leverage range on performance shares 0-200%

          - Dividend equivalents paid on initial grant


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



       LONG-TERM INCENTIVE PLAN DESIGN
       PROPOSAL--CONTINUED
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       TSR VS. DOW UTILITY GROUP: 50% WEIGHTING

       ----------------------------------------------------
       PERFORMANCE ACHIEVEMENT     PAYOUT
       ----------------------------------------------------
       25(TH) PERCENTILE           50% THRESHOLD
       ----------------------------------------------------
       50(TH) PERCENTILE           100% TARGET (PLAN)
       ----------------------------------------------------
       90(TH) PERCENTILE           200% MAXIMUM
       ----------------------------------------------------



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



        LONG-TERM INCENTIVE PLAN DESIGN
        PROPOSAL--CONTINUED
--------------------------------------------------------------------------------
        EARNINGS PER SHARE GROWTH: 25% WEIGHTING

       ----------------------------------------------------------
            PERFORMANCE ACHIEVEMENT               PAYOUT
          GROWTH RATE        PRO FORMA EPS
       ----------------------------------------------------------
          3%                 $3.64             50% THRESHOLD
       ----------------------------------------------------------
          5%                 $3.93             100% TARGET
       ----------------------------------------------------------
          7%                 $4.23             200% MAXIMUM
       ----------------------------------------------------------

         Objective represents average annual growth rate during four year award cycle compared to base of $3.23/share.


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



        LONG-TERM INCENTIVE PLAN DESIGN
        PROPOSAL--CONTINUED
--------------------------------------------------------------------------------
        EMPLOYEE SATISFACTION: 15% WEIGHTING
        GATEKEEPER: MINIMUM 3.0 (NEUTRAL) ON 5.0 SCALE

       ----------------------------------------------------------
          PERFORMANCE IMPROVEMENT       PAYOUT
       ----------------------------------------------------------
          .4                            50% MINIMUM
       ----------------------------------------------------------
          .5                            100% TARGET
       ----------------------------------------------------------
          .6                            200% MAXIMUM
       ----------------------------------------------------------

         Objective represents improvement over baseline Gallup or similar survey of the combined organization to be conducted during October 2000.
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



        LONG-TERM INCENTIVE PLAN DESIGN
        PROPOSAL--CONTINUED
--------------------------------------------------------------------------------
        INPO: 10% WEIGHTING

       ----------------------------------------------------------
          PERFORMANCE ACHIEVEMENT         PAYOUT
       ----------------------------------------------------------
          40(TH) PERCENTILE               50% THRESHOLD
       ----------------------------------------------------------
          50(TH) PERCENTILE               100% TARGET
       ----------------------------------------------------------
          75(TH) PERCENTILE               200% MAXIMUM
       ----------------------------------------------------------

          (Note: Percentile achievement to be reviewed.)

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



        LONG-TERM EXECUTIVE INCENTIVE PLAN
        DESIGN PROPOSAL, CONTINUED
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        POSITION TARGETS/RANGES

       ----------------------------------------------------------
       POSITION      CURRENT      MARKET          FY2000
                     TARGET       COMPARISON      TARGET/RANGE
       ----------------------------------------------------------
       CEO           85%          123%            125%
       ----------------------------------------------------------
       DIVISION      75%          106-135%        100%
       PRESIDENTS
       ----------------------------------------------------------
       EVPS AND      60%          35-62%          50-60%
       SVPS
       ----------------------------------------------------------
       VPS           45%          32-42%          40-50%
       ----------------------------------------------------------


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